EARNINGS PER SHARE	9 Months Ended
Sep. 30, 2022
Earnings per share [abstract]
Earnings Per Share	Earnings (Loss) Per Share
Basic earnings per share ("EPS") are based upon the weighted average number of common shares outstanding during the period. Diluted earnings per share are based upon the weighted average number of common shares outstanding during the period assuming the issuance of common shares for all potentially dilutive common shares outstanding.

The following table sets forth the computation of basic and diluted earnings per share:

(in millions except per share amounts)	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
Net income (loss) attributable to equity shareholders of the Company	$337	$6	$780	$(293)

Weighted average shares outstanding
Basic	543	500	537	500
Diluted	553	512	551	500

Total basic and diluted EPS attributable to equity shareholders
Basic	$0.62	$0.01	$1.45	$(0.59)
Diluted	$0.61	$0.01	$1.42	$(0.59)